                                 SEI TAX EXEMPT TRUST

                      WRITTEN INSTRUMENT AMENDING THE AGREEMENT
                               AND DECLARATION OF TRUST


         The undersigned, being at least a majority of the Trustees, of SEI Tax Exempt Trust, a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 15, 1982 (the "Declaration of Trust"), and being authorized by the unitholders of the Pennsylvania Municipal Portfolio of said Trust to effect this amendment, do hereby amend pursuant to Article IX, Section 7 of the Declaration of Trust, effective upon the signing of this instrument, the Declaration of Trust as follows:

         Article IV, Section 3 is hereby amended by deleting the following after paragraph (n):

         (c) Maintain a certain net asset value per unit pursuant to, or in compliance with, an order or rule of the Securities and Exchange Commission;

         The heading to Article VI, Section 6 is hereby amended to read in its entirety as follows:

         Maintenance of Consent Net Asset Value - Money Market Series

         This instrument may be executed in several counterparts each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, the undersigned swear that the foregoing is their free act and deed and they have set their respective hands hereunder as of this 5th day of July, 1989.



 /s/ Alfred P. West, Jr.
-------------------------------
Alfred P. West, Jr.



-------------------------------
William M. Doran



-------------------------------
Edward W. Binshadler



-------------------------------
Richard F. Blanchard



-------------------------------
F. Wendell Gooch

                                 SEI TAX EXEMPT TRUST

                      WRITTEN INSTRUMENT AMENDING THE AGREEMENT
                               AND DECLARATION OF TRUST


         The undersigned, being at least a majority of the Trustees, of SEI Tax Exempt Trust, a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 15, 1982 (the "Declaration of Trust"), and being authorized by the unitholders of the Pennsylvania Municipal Portfolio of said Trust to effect this amendment, do hereby amend pursuant to Article IX, Section 7 of the Declaration of Trust, effective upon the signing of this instrument, the Declaration of Trust as follows:

         Article IV, Section 3 is hereby amended by deleting the following after paragraph (n):

         (c) Maintain a certain net asset value per unit pursuant to, or in compliance with, an order or rule of the Securities and Exchange Commission;

         The heading to Article VI, Section 6 is hereby amended to read in its entirety as follows:

         Maintenance of Consent Net Asset Value - Money Market Series

         This instrument may be executed in several counterparts each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, the undersigned swear that the foregoing is their free act and deed and they have set their respective hands hereunder as of this 5th day of July, 1989.



-------------------------------
Alfred P. West, Jr.



 /s/ William M. Doran
-------------------------------
William M. Doran



-------------------------------
Edward W. Binshadler



-------------------------------
Richard F. Blanchard



-------------------------------
F. Wendell Gooch

                                 SEI TAX EXEMPT TRUST

                      WRITTEN INSTRUMENT AMENDING THE AGREEMENT
                               AND DECLARATION OF TRUST


         The undersigned, being at least a majority of the Trustees, of SEI Tax Exempt Trust, a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 15, 1982 (the "Declaration of Trust"), and being authorized by the unitholders of the Pennsylvania Municipal Portfolio of said Trust to effect this amendment, do hereby amend pursuant to Article IX, Section 7 of the Declaration of Trust, effective upon the signing of this instrument, the Declaration of Trust as follows:

         Article IV, Section 3 is hereby amended by deleting the following after paragraph (n):

         (c) Maintain a certain net asset value per unit pursuant to, or in compliance with, an order or rule of the Securities and Exchange Commission;

         The heading to Article VI, Section 6 is hereby amended to read in its entirety as follows:

         Maintenance of Consent Net Asset Value - Money Market Series

         This instrument may be executed in several counterparts each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, the undersigned swear that the foregoing is their free act and deed and they have set their respective hands hereunder as of this 5th day of July, 1989.



-------------------------------
Alfred P. West, Jr.



-------------------------------
William M. Doran



 /s/ Edward W. Binshadler
-------------------------------
Edward W. Binshadler



-------------------------------
Richard F. Blanchard



-------------------------------
F. Wendell Gooch

                                 SEI TAX EXEMPT TRUST

                      WRITTEN INSTRUMENT AMENDING THE AGREEMENT
                               AND DECLARATION OF TRUST


         The undersigned, being at least a majority of the Trustees, of SEI Tax Exempt Trust, a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 15, 1982 (the "Declaration of Trust"), and being authorized by the unitholders of the Pennsylvania Municipal Portfolio of said Trust to effect this amendment, do hereby amend pursuant to Article IX, Section 7 of the Declaration of Trust, effective upon the signing of this instrument, the Declaration of Trust as follows:

         Article IV, Section 3 is hereby amended by deleting the following after paragraph (n):

         (c) Maintain a certain net asset value per unit pursuant to, or in compliance with, an order or rule of the Securities and Exchange Commission;

         The heading to Article VI, Section 6 is hereby amended to read in its entirety as follows:

         Maintenance of Consent Net Asset Value - Money Market Series

         This instrument may be executed in several counterparts each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, the undersigned swear that the foregoing is their free act and deed and they have set their respective hands hereunder as of this 5th day of July, 1989.



-------------------------------
Alfred P. West, Jr.



-------------------------------
William M. Doran



-------------------------------
Edward W. Binshadler



 /s/ Richard F. Blanchard
-------------------------------
Richard F. Blanchard



-------------------------------
F. Wendell Gooch

                                 SEI TAX EXEMPT TRUST

                      WRITTEN INSTRUMENT AMENDING THE AGREEMENT
                               AND DECLARATION OF TRUST


         The undersigned, being at least a majority of the Trustees, of SEI Tax Exempt Trust, a business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 15, 1982 (the "Declaration of Trust"), and being authorized by the unitholders of the Pennsylvania Municipal Portfolio of said Trust to effect this amendment, do hereby amend pursuant to Article IX, Section 7 of the Declaration of Trust, effective upon the signing of this instrument, the Declaration of Trust as follows:

         Article IV, Section 3 is hereby amended by deleting the following after paragraph (n):

         (c) Maintain a certain net asset value per unit pursuant to, or in compliance with, an order or rule of the Securities and Exchange Commission;

         The heading to Article VI, Section 6 is hereby amended to read in its entirety as follows:

         Maintenance of Consent Net Asset Value - Money Market Series

         This instrument may be executed in several counterparts each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF AND UNDER PENALTIES OF PERJURY, the undersigned swear that the foregoing is their free act and deed and they have set their respective hands hereunder as of this 5th day of July, 1989.



-------------------------------
Alfred P. West, Jr.



-------------------------------
William M. Doran



-------------------------------
Edward W. Binshadler



-------------------------------
Richard F. Blanchard



 /s/ F. Wendell Gooch
-------------------------------
F. Wendell Gooch